Supplement dated April 7, 2020
To
Davis New York Venture Fund
Portfolio of Davis New York Venture Fund, Inc.
Summary Prospectus, Prospectus, and Statement of Additional Information dated November 29, 2019
Effective June 1, 2020 Davis New York Venture Fund will no longer offer Class B shares for sale to existing or new shareholders. Additional investments will no longer be allowed into Class B shares.
Any additional investments received for existing Class B share accounts of the Davis New York Venture Fund will be made in Class A shares of Davis Government Money Market Fund. Existing Class B share account holders continuing to make automatic purchases into Class B share accounts should contact Davis Funds if you would like to designate an alternative share class for subsequent purchases.
Account applications requesting a new Class B share account will be returned.
Class B share holdings will continue to mature and convert to Class A shares according to their established conversion schedule (see fund prospectus for conversion information). After May 31, 2020, and until current Class B shares convert to Class A shares, all dividends and capital gains distributions of Class B shares will continue to be reinvested in Class B shares.
Please contact Davis Investor Services at 1-800-279-0279 or email Davis Funds at dvsinvestor.services@dsaco.com if you have any further questions regarding Class B shares.